Exhibit 10.24

                       THIRD AMENDMENT TO CREDIT AGREEMENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of March 31, 2006 by and among All American Semiconductor, Inc., a Delaware corporation (the "Company"), Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent (the "Agent"), U.S. Bank National Association, as Co-Agent (the "Co-Agent") and the lenders from time to time party thereto (the "Lenders").

            WHEREAS, the Company, the Agent, the Co-Agent and the Lenders are parties to a certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated June 11, 2004, and as amended by that certain Second Amendment to Credit Agreement dated August 8, 2005 (as such agreement may have been or may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

            WHEREAS, the Company has requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more particularly set forth herein;

            NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

            2. Amendments. Subject to prior satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 5 below, clause (b) of Section 8.22 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety as follows, retroactively effective as of December 31, 2005:

            "(b) Capital Expenditures. No Designated Company shall expend or incur Capital Expenditures (determined exclusive of Capital Expenditures with the Net Cash Proceeds of an Event of Loss in order to replace the Property subject to such Event of Loss) in an amount in excess of $1,000,000 in any fiscal year, exclusive of up to $3,800,000 of Capital Expenditures expended as ERP systems costs."

            3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

            (a) The Company shall have executed and delivered this Amendment, together with executed copies of each Reaffirmation of Guaranty attached hereto;

            (b) no Default or Event of Default shall have occurred and be continuing; and

            (c) the Company shall have paid to the Agent, for the benefit of the Lenders that have executed and delivered this Amendment on or before the date hereof, the Amendment Fee.

            4. Amendment Fee. The Company shall pay to the Agent, for the benefit of the Lenders that have executed and delivered this Amendment on or before the date hereof, a non-refundable amendment fee (the "Amendment Fee") in an amount equal to (x) such Lenders' aggregate pro rata share of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments multiplied by (y) $100,000. Each Lender that has executed and delivered this Amendment on or prior to the date hereof shall be entitled to receive a portion of the Amendment Fee equal to (x) such Lender's pro rata share of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments multiplied by (y) $100,000.

            5. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and that this Amendment has been duly executed and delivered by the Company, (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and after giving effect to the terms hereof, and (c) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to this Amendment.

            6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

            7. Severability; Counterparts. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                    ALL AMERICAN SEMICONDUCTOR, INC.,
                                      a Delaware corporation



                                    By: /s/ HOWARD L. FLANDERS
                                        ----------------------------------------
                                    Name: Howard L. Flanders
                                          --------------------------------------
                                    Title: EVP & CFO
                                           -------------------------------------

                                    HARRIS N.A., SUCCESSOR BY MERGER TO HARRIS
                                    TRUST AND SAVINGS BANK, as Administrative
                                    Agent and as a Lender


                                    By: /s/ JEAN R. ELIE
                                        ----------------------------------------
                                    Name: Jean R. Elie
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION, as Co-Agent and as a Lender


                                    By: /s/ THOMAS VISCONTI
                                        ----------------------------------------
                                    Name: Thomas Visconti
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    GMAC COMMERCIAL FINANCE LLC, as a Lender


                                    By: /s/ MALCOLM FERGUSON
                                        ----------------------------------------
                                    Name: Malcolm Ferguson
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION, as a Lender


                                    By: /s/ BRUCE METTEL
                                        ----------------------------------------
                                    Name: Bruce Mettel
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------



Signature Page to Third Amendment to Credit Agreement

                                    FB COMMERCIAL FINANCE, INC., as a Lender


                                    By: /s/ WALTER CASTILLO
                                        ----------------------------------------
                                    Name: Walter Castillo
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------



Signature Page to Third Amendment to Credit Agreement (continued)

                            REAFFIRMATION OF GUARANTY


            In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Third Amendment to Credit Agreement of even date herewith (the "Amendment"), each of the undersigned hereby reaffirms its obligations under that certain Master Corporate Guaranty dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004 and as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

            Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.



Reaffirmation of Guaranty

            This Reaffirmation of Guaranty is dated as of March 31, 2006.

                            Access Micro Products, Inc.
                            All American A.V.E.D., Inc.
                            All American Added Value, Inc.
                            All American Semiconductor of Atlanta, Inc.
                            All American Semiconductor of Chicago, Inc.
                            All American Semiconductor of Florida, Inc.
                            All American Semiconductor of Huntsville, Inc.
                            All American Semiconductor of Massachusetts, Inc. All American Semiconductor of Michigan, Inc.
                            All American Semiconductor of Minnesota, Inc.
                            All American Semiconductor of New York, Inc.
                            All American Semiconductor of Philadelphia, Inc.
                            All American Semiconductor of Phoenix, Inc.
                            All American Semiconductor of Portland, Inc.
                            All American Semiconductor of Rockville, Inc.
                            All American Semiconductor of Salt Lake, Inc.
                            All American Semiconductor of Texas, Inc.
                            All American Semiconductor-Northern California, Inc. All American Semiconductor of Washington, Inc.
                            All American Technologies, Inc.
                            All American Transistor of California, Inc.
                            Aved Industries, Inc.
                            Palm Electronics Manufacturing Corp.
                            All American Semiconductor of Ohio, Inc.
                            All American Semiconductor of Wisconsin, Inc.
                            All American Semiconductor of Rhode Island, Inc.
                            All American IDT, Inc.
                            AGD China, Inc.


                            Each by: /s/ HOWARD L. FLANDERS
                                     -------------------------------------------
                            Its: EVP & CFO
                                 -----------------------------------------------

                            AMERICAPITAL, LLC

                            By:  All American Semiconductor, Inc.,
                                 its sole member


                            By: /s/ HOWARD L. FLANDERS
                                ------------------------------------------------
                            Its: EVP & CFO
                                 -----------------------------------------------



Signature Page to Reaffirmation of Guaranty

                            REAFFIRMATION OF GUARANTY


            In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Third Amendment to Credit Agreement of even date herewith (the "Amendment"), the undersigned hereby reaffirms its obligations under that certain Corporate Guaranty and Covenant dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, and as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005 by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

            The undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

            This Reaffirmation of Guaranty is dated as of March 31, 2006.


                                        ALL AMERICAN SEMICONDUCTOR OF
                                        CANADA, INC.


                                        By: /s/ HOWARD L. FLANDERS
                                            ------------------------------------
                                        Its: EVP & CFO
                                             -----------------------------------



Reaffirmation of Guaranty